UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Report to Shareholders

Global Stock Fund	April 30, 2013

The views and opinions in this report were current as of April 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

UPCOMING SHAREHOLDER MEETING

The T. Rowe Price funds will be holding a shareholder meeting in October. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Developed global equity markets powered ahead during the past six months. Japan was exceptional, with a gain of more than 30%. U.S. equity performance was also strong. Emerging markets did not fare as well overall but produced positive returns during the period. Stocks gained despite sluggish U.S. economic growth, slowing growth in China, and stagnation throughout much of Europe.

Your fund returned 16.77% during the past six months compared with 13.78% for the MSCI All Country World Index and 13.83% for the Lipper Global Large-Cap Growth Funds Average.* (Results for the Advisor Class shares were slightly lower, reflecting their higher expense ratio.)

Again, we would like to remind shareholders that I assumed the role of chairman of the fund’s Investment Advisory Committee on October 1, 2012, bringing more than 11 years of investment experience, eight of them with T. Rowe Price. Our research team and I have added a number of new investments to the portfolio that we believe have exciting long-term prospects. We intend to focus on, ideally, 85 to 90 companies in which we have a great deal of conviction. We have transitioned the fund to more mid- and smaller-cap growth stocks with long-term potential, in addition to our large-cap holdings. Our focus is on identifying innovative industries and companies with new product cycles, improving return on capital, and growing market share. In short, the fund is a focused, multi-cap, global portfolio representing our best ideas.

MARKET REVIEW

Developed Asian markets led by Japan performed best during the past six months. The Bank of Japan announced that it would increase the amount of its annual purchases of government bonds by ¥50 trillion to fight deflation and stimulate growth. The main exception in the region was South Korea, where equities reflected tensions related to North Korean military threats. Markets in the eurozone also did well. The formation of a new government in Italy ended the political impasse that followed the February elections and bolstered investor confidence. U.S. equities also delivered substantial returns.

Equity returns in emerging markets were more modest. The MSCI Emerging Markets Index sank to its lowest level in almost five months following China’s release of surprisingly weak first-quarter gross domestic product (GDP) data on April 15, which triggered steep declines in gold, copper, and other commodities. However, the index managed to bounce back by month-end as buyers took advantage of the declines. Latin American markets were mixed, with Brazil recovering late in the period despite an increase in inflation and interest rates. In March, Brazil’s inflation rate surpassed the upper threshold of the government’s target and caused the central bank to raise its benchmark lending rate by 25 basis points (0.25%) to 7.5% in April, the first increase since July 2011. Additional increases are expected in the coming months to slow inflation without hindering economic activity.

First-quarter U.S. GDP growth was disappointing, estimated at an annualized rate of 2.5%, according to the Commerce Department. Most analysts had been anticipating growth in excess of 3.0%. The shortfall appears to be due mainly to less business investment and a decline in government spending, as defense outlays fell sharply. Second-quarter growth is likely to be slower because of federal spending sequestration and a pullback in consumer spending, according to T. Rowe Price economists. Labor costs rose slightly, reflecting benign wage inflation against a backdrop of high unemployment.

Central banks around the world have been taking different measures to spur growth. The U.S. Federal Reserve’s low interest rate policy is expected to remain in place for the time being, while central banks in other developed markets are also maintaining loose monetary policies. However, we believe the major central banks are at different stages in the easing cycle.

PORTFOLIO PERFORMANCE AND STRATEGY

Stock selection is expected to be the primary source of our outperformance over time. Our strategy is to have bigger positions in our highest-conviction names, where we perceive the risk and potential reward balanced in our favor. Regional and sector positions are actively monitored but are largely an outcome of our bottom-up stock decisions. Major holdings during the six-month period accounted for much of our strong performance. Green Mountain Coffee, Gilead Sciences, LinkedIn, United Continental Holdings, Bank of America, Boeing, Credit Suisse, and Honda Motor were among that group. We had laggards as well, such as Shoprite Holdings, Apple, Baidu, Express Scripts Holding, and FamilyMart. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our top six positive contributors were U.S. companies, with Switzerland, Japan, Germany, and France also represented. The laggards spanned the geographical spectrum as well—the U.S., Brazil, Japan, the UK, Canada, and South Africa. The holdings were from diverse industries: financial, information technology, automotive, and others. The portfolio’s sector positioning is primarily a result of our bottom-up approach to stock selection. We seek the most promising companies without constraint to sector and geographical boundaries.

As it turned out, every sector in the fund benefited results during the past six months with one exception: materials. Industrials and business services, information technology, consumer discretionary, and consumer staples did well, while energy, telecommunication services, and utilities were weak. Materials lost ground.

Our underweight in the strong Japanese market hurt on a regional basis, but this effect was more than offset by strong stock selection in the U.S. and developed Europe. At the end of the period, our largest sector allocation was information technology, at 20.5% of net assets, followed by financials (18.0%), industrials and business services (16.8%), and consumer discretionary (15.8%). We are exposed to the other major sectors to a lesser degree. Geographically, the U.S. and Canada compose half of the portfolio, with Europe and the Pacific (ex Japan) constituting a significant percentage. Six of our top holdings at the end of July individually made up 2.0% or more of the portfolio: Juniper Networks, AIA Group, Gilead Sciences, Precision Castparts, United Technologies, and Taiwan Semiconductor Manufacturing.

During the period, we decreased our overweight in Latin America, specifically Brazil, and increased our exposure to Japan, where we see a rise in investor confidence, a more competitive export profile, and accelerating economic growth. We have also been buying stocks in India, taking a contrarian view that stable oil and gold prices will serve as a tailwind. We believe return on capital momentum is a key driver of value-added performance over time, and we invest in stocks with these attributes.

Our trading activity was mostly focused on profit taking and rotation into higher-conviction ideas as we seek companies poised to benefit from a positive change in industry structure. The portfolio is slightly tilted toward cyclicals, with a number of purchases in consumer discretionary stocks, including Cia Hering, Netflix, Royal Caribbean Cruises, Samsonite, Lululemon Athletica, and Maruti Suzuki India. We also bought construction materials stocks Anhui Conch Cement, Holcim, James Hardie Industries, and Martin Marietta Materials. Sales of information technology stocks were the largest source of funds, as we sold shares in Google, Cognizant Technology Solutions, KLA-Tencor, Xilinx, Apple, and LinkedIn.

We believe consumer spending is likely to remain somewhat modest in developed markets over the near term due to deleveraging, while emerging markets consumers offer a much healthier source of demand. Our focus is identifying companies with burgeoning product cycles that we believe will drive market share growth going forward. We are slightly overweight consumer staples, with an exposure to emerging markets where wage growth is stronger and consumers carry lower debt burdens than in developed markets.

We are significantly underweight in energy, as we see challenging supply/demand dynamics emerging in the sector, with supply growth likely to outpace demand growth in the medium term. Our holdings in the sector are focused on companies with exposure to North American shale, since they can be successful in a deteriorating price environment due to lower cost curves and superior production volume growth.

We are significantly underweight financials, where there is considerable uncertainty and little opportunity for earnings growth. Higher capital requirements, increased regulation, and weak credit cycles do not bode well for robust returns on equity. The outlook for many emerging markets banks is more promising, but valuations are a bit stretched. Quality asset managers are also attractive, particularly those with equity market exposure and those that will benefit from a rising interest rate environment.

Health care can be a fertile area for growth potential, given the long-term trends of an aging population in developed markets and wealth creation in emerging markets. However, given the ongoing pullback in government health care spending, attractive growth stories are generally limited to companies with exceptional products. Our primary holdings are companies with promising therapeutics and devices that treat cancer, diabetes, and hepatitis.

We are overweight industrials and business services, with a focus on less cyclical, durable earnings growers in industries with attractive growth dynamics, such as aerospace and electrical engineering. In information technology, the shifts toward greater connectivity, mobility, and the use of cloud computing are powerful long-term trends. We remain underexposed to materials due to concerns that demand will be muted for the foreseeable future. Industrial production is sluggish, Chinese demand is downshifting, and the supply of base metals is expanding. We are focused on companies with production growth advantages and market-leading positions.

With the telecommunications industry maturing globally, opportunities for strong growth are limited and competition is high. We are positioned in companies with unique circumstances for growth. We are underweight utilities, since we believe the sector will be hurt by an oversupply of natural gas. The most promising growth area in the sector, renewable energy production, is likely to suffer over the near term as many government subsidies are casualties of the ongoing pullback in public sector spending.

INVESTMENT OUTLOOK

We remain bullish on equities as an asset class thanks to significant central bank liquidity, historically low interest rates, and the beginning of pricing power from underinvestment across various industries. We believe that asset allocation will shift back toward equities in the coming years. Positive momentum in equity markets was supported by political developments, as the potential pitfalls of the U.S. fiscal cliff were avoided and Europe continued to manage its problems with relative success. As a result, developed market equities posted strong returns despite modest U.S. economic growth and European stagnation. While this means equity valuations are somewhat less attractive than before, we remain optimistic going forward.

It has been more than four years since the global financial crisis took hold in 2008. The crisis was painful for governments, consumers, and corporations alike, yet the corporate sector has emerged with healthy capital positions and strong balance sheets. Numerous industries have undergone changes, often in the form of consolidation, which has reduced capacity and created market share opportunities for companies with competitive advantages. Meanwhile, widespread cost-cutting has resulted in greater business efficiency, which should lead to increases in capital spending in the coming years. As a result, many companies find themselves with healthy cost structures, limited competition, and the promise of a long runway for demand growth. Our efforts are focused on identifying these companies before their potential for substantial prosperity and robust growth becomes obvious to other investors.

The path forward will likely be volatile, but we believe it will be profitable for investors willing to take a disciplined, long-term approach. Our focus is on providing additional value through exceptional stock selection and prudent management of risk. Given our robust research platform and collective experience, we are confident about our ability to generate strong long-term results.

Respectfully submitted,

David Eiswert
Chairman of the fund’s Investment Advisory Committee

May 17, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/13	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE						
Beginning of period	$ 17.33	$ 16.99	$ 17.62	$ 15.21	$ 12.50	$ 28.20
Investment activities						
Net investment income[1]	0.04	0.11	0.12	0.07	0.35	0.26
Net realized and unrealized gain (loss)	2.85	0.35	(0.65)	2.48	2.76	(13.92)
Total from investment activities	2.89	0.46	(0.53)	2.55	3.11	(13.66)
Distributions						
Net investment income	(0.14)	(0.12)	(0.08)	(0.14)	(0.40)	(0.08)
Net realized gain	(0.03)	–	(0.02)	–	–	(1.96)
Total distributions	(0.17)	(0.12)	(0.10)	(0.14)	(0.40)	(2.04)
NET ASSET VALUE						
End of period	**$ 20.05**	**$ 17.33**	**$ 16.99**	**$ 17.62**	**$ 15.21**	**$ 12.50**

Ratios/Supplemental Data

Total return[2]	**16.77%**	**2.79%**	**(3.03)%**	**16.86%**	**25.99%**	**(51.99)%**
Ratio of total expenses to average net assets	0.93%[3]	0.88%	0.87%	0.87%	0.95%	0.86%
Ratio of net investment income to average net assets	0.48%[3]	0.64%	0.67%	0.43%	2.82%	1.18%
Portfolio turnover rate	92.7%	84.2%	71.4%	83.3%	90.2%	145.6%
Net assets, end of period (in thousands)	$ 470,304	$ 472,069	$ 617,555	$ 768,396	$ 721,512	$648,130

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/13	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE						
Beginning of period	$ 17.30	$ 16.88	$ 17.50	$ 15.13	$ 12.42	$ 28.10
Investment activities						
Net investment income[1]	0.03[2]	0.05[2]	0.04[2]	0.02[2]	0.34[2]	0.16[2]
Net realized and unrealized gain (loss)	2.83	0.37	(0.61)	2.47	2.73	(13.81)
Total from investment activities	2.86	0.42	(0.57)	2.49	3.07	(13.65)
Distributions						
Net investment income	(0.12)	–	(0.03)	(0.12)	(0.36)	(0.07)
Net realized gain	(0.03)	–	(0.02)	–	–	(1.96)
Total distributions	(0.15)	–	(0.05)	(0.12)	(0.36)	(2.03)
NET ASSET VALUE						
End of period	**$ 20.01**	**$ 17.30**	**$ 16.88**	**$ 17.50**	**$ 15.13**	**$ 12.42**

Ratios/Supplemental Data

	6 Months Ended 4/30/13	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Total return[3]	**16.61%**[2]	**2.49%**[2]	**(3.27)%**[2]	**16.54%**[2]	**25.71%**[2]	**(52.13)%**[2]
Ratio of total expenses to average net assets	1.15%[2][4]	1.15%[2]	1.15%[2]	1.15%[2]	1.15%[2]	1.15%[2]
Ratio of net investment income to average net assets	0.29%[2][4]	0.30%[2]	0.19%[2]	0.15%[2]	2.70%[2]	0.75%[2]
Portfolio turnover rate	92.7%	84.2%	71.4%	83.3%	90.2%	145.6%
Net assets, end of period (in thousands)	$ 1,211	$ 1,084	$ 2,508	$ 12,184	$ 11,690	$ 10,963

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/28/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
ARGENTINA 0.7%		
Common Stocks 0.7%		
MercadoLibre (USD) (1)	34,300	3,450
Total Argentina (Cost $2,747)		3,450
AUSTRALIA 1.1%		
Common Stocks 1.1%		
James Hardie Industries, GDR	473,507	4,978
Total Australia (Cost $4,776)		4,978
BELGIUM 1.5%		
Common Stocks 1.5%		
Anheuser-Busch InBev	23,169	2,205
D'Ieteren	104,013	4,794
Total Belgium (Cost $6,869)		6,999
BRAZIL 3.2%		
Common Stocks 3.2%		
Arezzo Industria E Comercio	172,200	3,629
Cia Hering	346,400	7,043
Raia Drogasil	426,500	4,585
Total Brazil (Cost $14,932)		15,257
CHINA 3.5%		
Common Stocks 3.5%		
Anhui Conch Cement, H Shares (HKD) (1)	1,252,500	4,536
Baidu, ADR (USD) (2)	59,200	5,082
Sina (USD) (2)	60,500	3,407
Want Want China Holdings (HKD)	2,216,000	3,513
Total China (Cost $17,852)		16,538

ITALY 1.0%		
Common Stocks 1.0%		
Unicredit (1)(2)	867,278	4,523
Total Italy (Cost $5,036)		4,523
JAPAN 6.6%		
Common Stocks 6.6%		
Fanuc	45,600	6,876
Honda	230,500	9,162
Mitsubishi Estate	77,000	2,500
Sanwa Holdings	489,000	2,965
Sumitomo Mitsui Trust Holdings	488,000	2,448
TOTO	327,000	3,388
Zenkoku Hosho	83,600	3,567
Total Japan (Cost $29,299)		30,906
MALAYSIA 0.7%		
Common Stocks 0.7%		
Tenaga Nasional	1,356,100	3,499
Total Malaysia (Cost $3,259)		3,499
MEXICO 1.0%		
Common Stocks 1.0%		
Grupo Financiero Banorte	626,100	4,718
Total Mexico (Cost $3,934)		4,718
SOUTH AFRICA 1.8%		
Common Stocks 1.8%		
Impala Platinum	266,264	3,634

Shoprite Holdings	251,553	4,768
Total South Africa (Cost $10,106)		8,402

SPAIN 2.0%

Common Stocks 2.0%

Amadeus IT Holding, A Shares	93,788	2,768
Banco Bilbao Vizcaya Argenta	686,350	6,662
Total Spain (Cost $9,017)		9,430

SWEDEN 2.1%

Common Stocks 2.1%

Assa-Abloy, Class B (1)	121,044	4,820
Hexagon, B Shares	175,943	5,025
Total Sweden (Cost $9,072)		9,845

SWITZERLAND 5.0%

Common Stocks 5.0%

Credit Suisse	299,199	8,296
Holcim	92,700	7,223
Nestle	110,449	7,887
Total Switzerland (Cost $21,670)		23,406

TAIWAN 1.9%

Common Stocks 1.9%

Taiwan Semiconductor Manufacturing	2,479,000	9,198
Total Taiwan (Cost $8,015)		9,198

TURKEY 1.3%

Common Stocks 1.3%

Coca-Cola Icecek	92,000	2,566

Turkiye Garanti Bankasi	672,111	3,711
Total Turkey (Cost $6,138)		6,277
UNITED ARAB EMIRATES 0.9%		
Common Stocks 0.9%		
DP World (USD)	273,353	4,196
Total United Arab Emirates (Cost $2,149)		4,196
UNITED KINGDOM 4.0%		
Common Stocks 4.0%		
Aberdeen Asset Management	505,694	3,525
Rolls-Royce Holdings (2)	252,800	4,437
Standard Chartered	325,494	8,176
Tullow Oil	179,782	2,795
		18,933
Preferred Stocks 0.0%		
Rolls-Royce Holdings, C Shares (2)	30,913,582	48
		48
Total United Kingdom (Cost $15,932)		18,981
UNITED STATES 50.4%		
Common Stocks 50.4%		
Accenture, Class A	85,800	6,988
Alexion Pharmaceuticals (2)	38,500	3,773
Amazon.com (2)	32,300	8,198
Apple	10,900	4,826
Autodesk (2)	202,900	7,990
Biogen Idec (2)	18,200	3,984
Boeing	95,200	8,702
Cabot Oil & Gas	47,900	3,260

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/13	Year Ended 10/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,145	$ 3,515
Net realized gain	75,653	33,421
Change in net unrealized gain / loss	(2,874)	(18,585)
Increase in net assets from operations	73,924	18,351
Distributions to shareholders		
Net investment income		
Investor Class	(3,700)	(4,307)
Advisor Class	(7)	–
Net realized gain		
Investor Class	(793)	–
Advisor Class	(1)	–
Decrease in net assets from distributions	(4,501)	(4,307)
Capital share transactions*		
Shares sold		
Investor Class	20,095	29,126
Advisor Class	119	250
Distributions reinvested		
Investor Class	4,324	3,904
Advisor Class	9	–
Shares redeemed		
Investor Class	(95,451)	(192,552)
Advisor Class	(165)	(1,701)
Redemption fees received	8	19
Decrease in net assets from capital share transactions	(71,061)	(160,954)
Net Assets		
Decrease during period	(1,638)	(146,910)
Beginning of period	473,153	620,063
End of period	**$ 471,515**	**$ 473,153**
Undistributed (overdistributed) net investment income	(213)	2,349

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S. The fund has two classes of shares: the Global Stock Fund original share class, referred to in this report as the Investor Class, offered since December 29, 1995, and the Global Stock Fund–Advisor Class (Advisor Class), offered since April 28, 2006. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2013:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 260,165	$ —	$ —	$ 260,165
Australia	—	4,978	—	4,978
Belgium	—	6,999	—	6,999
Brazil	—	15,257	—	15,257
China	8,489	8,049	—	16,538
France	—	9,692	—	9,692
Germany	—	11,544	—	11,544
Hong Kong	—	16,797	—	16,797
India	—	13,204	—	13,204
Italy	—	4,523	—	4,523
Japan	—	30,906	—	30,906
Malaysia	—	3,499	—	3,499
Mexico	—	4,718	—	4,718
South Africa	—	8,402	—	8,402
Spain	—	9,430	—	9,430
Sweden	—	9,845	—	9,845
Switzerland	—	23,406	—	23,406
Taiwan	—	9,198	—	9,198
Turkey	—	6,277	—	6,277
United Arab Emirates	—	4,196	—	4,196
United Kingdom	—	18,981	—	18,981
Total	$ 268,654	$ 219,901	$ —	$ 488,555
Liabilities				
When-Issued Sales Commitments	$ 360	$ —	$ —	$ 360

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2013, approximately 18% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2013, the value of loaned securities was $17,309,000; the value of cash collateral and related investments was $17,935,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $439,528,000 and $500,384,000, respectively, for the six months ended April 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of October 31, 2012, the fund had $354,773,000 of available capital loss carryforwards, which expire as follows: $5,421,000 in fiscal 2016 and $349,352,000 in fiscal 2017.

At April 30, 2013, the cost of investments for federal income tax purposes was $448,244,000. Net unrealized gain aggregated $40,294,000 at period-end, of which $51,321,000 related to appreciated investments and $11,027,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2013, the fund had no deferred tax liability attributable to foreign securities and $32,743,000 of foreign capital loss carryforwards, including $29,654,000 that expire in 2017, $2,015,000 that expire in 2019, $1,009,000 that expire in 2020, $10,000 that expire in 2021 and $55,000 that expire in 2022.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2013, the effective annual group fee rate was 0.30%.

The Advisor Class is also subject to a contractual expense limitation through February 28, 2014. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than February 29, 2016. Pursuant to this agreement, expenses in the amount of $2,000 were reimbursed by Price Associates during the six months ended April 30, 2013. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $10,000 remain subject to repayment at April 30, 2013.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2013, expenses incurred pursuant to these service agreements were $73,000 for Price Associates; $181,000 for T. Rowe Price Services, Inc.; and $63,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annual total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

This information, combined with the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, led to the Board’s determination that the fund’s results for certain time periods were less than satisfactory. The Advisor provided its assessment of the fund’s investment results and outlook, and the Board concluded that it was satisfied with the Advisor’s response.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the Advisor Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor with respect to the Advisor Class) was at or below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class and Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 18, 2013